Exhibit 21

Pentair plc and subsidiaries as of December 31, 2015

Name of Company	Jurisdiction of Incorporation
8590478 Canada Inc.	Canada
Alberta Electronic Company Limited	Hong Kong
Alliance Integrated Systems, Inc.	United States
Aplex Industries, Inc.	United States
Apno, S.A. de C.V.	Mexico
Beta Earthling (Pty) Ltd.	South Africa
Biffi Italia S.r.l.	Italy
CADWELD (Pty) Ltd.	South Africa
Century Mfg. Co.	United States
Chansuba Pumps Private Limited (1)	India
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage	Germany
Combinatie Nijuis-Ippel V.o.f. (2)	Netherlands
Conception et Representation de Technologie de Controle C.R.T. Controle	France
Crosby Valve, LLC	United States
Davies Pumps & Co Limited	New Zealand
Edward Barber & Company Limited	United Kingdom
Edward Barber (U.K.) Limited	United Kingdom
Electronic Enclosures, LLC	United States
Emirates Techno Casting FZE	United Arab Emirates
Emirates Techno Casting Holdings Limited (3)	United Arab Emirates
Emirates Techno Casting LLC	United Arab Emirates
Epps, Ltd.	Mauritius
Erichs Armatur AB (2)	Sweden
ERICO B.V.	Netherlands
ERICO Canada Inc.	Canada
ERICO Chile Comercial e Industrial Ltda.	Chile
ERICO del Pacifico Comercial e Idustrial Limitada	Chile
ERICO do Brasil Comércio de Indústria Ltda.	Brazil
ERICO Europa (G.B.) Limited	United Kingdom
ERICO Europe B.V.	Netherlands
ERICO Europe Holding B.V.	Netherlands
ERICO France Sarl	France
ERICO Global Company	United States
ERICO GmbH	Germany
ERICO International Corporation	United States
ERICO Italia S.r.l.	Italy
ERICO Lightning Technologies (Pty) Ltd.	Australia
ERICO Limited	Hong Kong
ERICO Ltd.	China
ERICO México, S.A. de C.V.	Mexico
ERICO Pacific Ltd.	Taiwan
ERICO Poland SP. z.o.o	Poland
ERICO Products Australia (Pty) Ltd.	Australia
ERICO Technologies Africa (Pty) Limited	South Africa
ERICO US Holding LLC	United States
ETE Coliban Pty Limited	Australia
Euratech (Malaysia) Sdn. Bhd.	Malaysia
EuroPentair GmbH	Germany
Everpure Japan K.K.	Japan

FARADYNE Motors (Suzhou) Co., Ltd (2)	China
Faradyne Motors LLC (2)	United States
FC QSF, LLC	United States
FilterSoft, LLC	United States
Fleck Controls, Inc.	United States
Flow Control Holding GmbH & Co. KG	Germany
Flow Control Holding Verwaltungs GmbH	Germany
Flow Control Technologies S.A. (4)	France
Flow Control US Holding Corporation	United States
Generale de Robinetterie Industrielle et de Systemes de Surete (GRISS) S.A.(4)	France
Goyen Controls Co Pty Ltd.	Australia
Goyen Controls Co UK Limited	United Kingdom
Goyen Valve LLC	United States
Greenspan Environmental Technology Pty Ltd.	Australia
Greenspan Singapore Private Limited	Singapore
Greenspan Technology (Pty) Ltd.	Australia
Gulf Valve FZE	United Arab Emirates
Haffmans B.V.	Netherlands
Haffmans North America, Inc.	United States
Hawley Group Canada Limited	Canada
Hindle Cockburns Limited	United Kingdom
Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.	Brazil
Hoffman Enclosures (Mex.), LLC	United States
Hoffman Enclosures Inc.	United States
Hoffman Enclosures Mexico, S. de R.L. de C.V.	Mexico
Hoffman Schroff PTE Ltd	Singapore
Holding Nijhuis Pompen B.V.	Netherlands
Hypro EU Limited	United Kingdom
Infinite Water Solutions Private Limited (2)	India
J.R. Clarkson Company LLC, The	United States
JCF Fluid Flow India Private Limited (5)	India
Jung Pumpen GmbH	Germany
Keystone Asia Pacific (Pty) Ltd.	Australia
Keystone Canada Co.	Canada
Keystone Germany Holdings Corp.	United States
Keystone Valve (Korea) LLC	Korea, Republic of
Keystone Valve (U.K.) Ltd.	United Kingdom
Limited Liability Company Pentair Rus	Russian Federation
Lincoln Automotive Company	United States
McNeil (Ohio) Corporation	United States
Mecafrance (Deutschland) GmbH	Germany
MECAIR S.r.l.	Italy
Milperra Developments (Pty) Ltd.	Australia
Moraine Properties, LLC	United States
Nano Terra, Inc. (6)	United States
Neotecha AG	Switzerland
Nijhuis International B.V.	Netherlands
Nijhuis Pompen B.V.	Netherlands
Nijhuis Pompen BVBA	Belgium
Nijhuis Pompen Exploitatiemaatschappij B.V.	Netherlands
Nijhuis Pompen GmbH	Germany
Nuheat Industries Limited	Canada
Optima Enclosures Limited	United Kingdom

Panthro Acquisition Co.	United States
Pentair (NZ) Limited	New Zealand
Pentair Actuation & Controls, LLC	United States
Pentair Aquatic Eco-Systems (Canada), Inc.	Canada
Pentair Aquatic Eco-Systems, Inc.	United States
Pentair Asia PTE Ltd.	Singapore
Pentair Australia Holdings Pty Limited	Australia
Pentair Bermuda Holdings	Bermuda
Pentair Bermuda, LLC	United States
Pentair Beteiligungs GmbH	Germany
Pentair Brazil Holding S.à r.l.	Luxembourg
Pentair Canada, Inc.	Canada
Pentair Clean Process Technologies India Private Limited	India
Pentair DMP Corp.	United States
Pentair Electronic Packaging de Mexico, S. de R.L. de C.V.	Mexico
Pentair Electronics & Electrical Protection China Co., Ltd.	China
Pentair Enclosures Inc.	United States
Pentair Enclosures S. de R.L. de C.V.	Mexico
Pentair Engineered Products (UK) Ltd	United Kingdom
Pentair Environmental Systems Ltd	United Kingdom
Pentair Epsilon Limited	Bermuda
Pentair European Investments Deutschland GmbH	Germany
Pentair European Security Holdings SA	France
Pentair European Steel Strip Limited	United Kingdom
Pentair Federal Pump, LLC	United States
Pentair Filtration Solutions, LLC	United States
Pentair Finance Group GmbH	Switzerland
Pentair Finance Holding GmbH	Switzerland
Pentair Finance S.A.	Luxembourg
Pentair Flow Control (Beijing) Co., Ltd.	China
Pentair Flow Control (Shanghai) Co., Ltd.	China
Pentair Flow Control AG	Switzerland
Pentair Flow Control Chile Holding LLC	United States
Pentair Flow Control Company LLC	United States
Pentair Flow Control Holding NL B.V.	Netherlands
Pentair Flow Control Holdings Ltd	Isle of Man
Pentair Flow Control International Holdings A, LLC	United States
Pentair Flow Control International Holdings B, LLC	United States
Pentair Flow Control International Holdings C, LLC	United States
Pentair Flow Control International Holdings D, LLC	United States
Pentair Flow Control International (Pty) Ltd.	Australia
Pentair Flow Control Italia S.r.l.	Italy
Pentair Flow Control Middle East FZE	United Arab Emirates
Pentair Flow Control Pacific (Pty) Ltd.	Australia
Pentair Flow Services AG	Switzerland
Pentair Flow Technologies de Mexico S. de R.L. de C.V.	Mexico
Pentair Flow Technologies, LLC	United States
Pentair France SARL	France
Pentair Germany GmbH	Germany
Pentair Global Holdings B.V.	Netherlands
Pentair Global S.à r.l.	Luxembourg
Pentair Gulf Holding Limited	United Arab Emirates
Pentair Hidro Filtros do Brasil Indústria e Comércio de Filtros Ltda.	Brazil

Pentair Holding III (Denmark) ApS	Denmark
Pentair Holdings C.V.	Netherlands
Pentair Holdings S.à r.l.	Luxembourg
Pentair Holdings, Inc.	United States
Pentair Housing, Inc.	United States
Pentair Housing, LP	United States
Pentair International (UK) Ltd.	United Kingdom
Pentair International Armaturen Holding GmbH	Germany
Pentair International Holding S.à.r.l.	Luxembourg
Pentair International PLT Deutschland GmbH	Germany
Pentair International PLT Klartechnik GmbH	Germany
Pentair International PLT Umwelttechnik GmbH	Germany
Pentair International S.à r.l.	Switzerland
Pentair Investments Switzerland GmbH	Switzerland
Pentair Janus Holding LLC	United States
Pentair Janus Holdings	Bermuda
Pentair Kenya Limited	Kenya
Pentair Lionel Acquisition Co.	United States
Pentair Luxembourg S.à r.l.	Luxembourg
Pentair Magyarország Kft.	Hungary
Pentair Management Company	United States
Pentair Manufacturing Belgium BVBA	Belgium
Pentair Manufacturing France S.A.S.	France
Pentair Manufacturing Italy, S.r.l.	Italy
Pentair Manufacturing UK Limited	United Kingdom
Pentair Middle East FZE	United Arab Emirates
Pentair Nanosoft Bermuda Holdings	Bermuda
Pentair Nanosoft US Holdings, LLC	United States
Pentair Netherlands Holding B.V.	Netherlands
Pentair Pacific Rim (Water) Limited (7)	Hong Kong
Pentair Pacific Rim Limited (7)	Hong Kong
Pentair Pipe Systems Pte. Ltd.	Singapore
Pentair Poland Sp. z.o.o.	Poland
Pentair Project Services Canada, Inc.	Canada
Pentair Residential Filtration, LLC	United States
Pentair Sales Australia (Pty) Ltd.	Australia
Pentair Sales Holding, LLC	United States
Pentair Sales Ireland Limited	Ireland
Pentair Sales UK Limited	United Kingdom
Pentair Sales US, LLC	United States
Pentair Services France S.A.S.	France
Pentair Services Holding GmbH	Switzerland
Pentair Shares Ltd	Bahamas
Pentair Shenzhen Enclosure Company, Ltd.	China
Pentair SSC Australia (Pty) Ltd.	Australia
Pentair SSC UK Limited	United Kingdom
Pentair SSC US Co.	United States
Pentair Steinhauer GmbH	Germany
Pentair Sudmo GmbH	Germany
Pentair Tamimi LLC (8)	Saudi Arabia
Pentair Taunus Eletrometalurgica Ltda	Brazil
Pentair Technical Products Holdings, Inc.	United States
Pentair Technical Products India Private Limited	India

Pentair Technical Products S.à r.l.	Luxembourg
Pentair Technical Products Service Co.	United States
Pentair Technical Products, Inc.	United States
Pentair Technical Products, S. de R.L. de C.V.	Mexico
Pentair Technical Services L.L.C. (9)	United Arab Emirates
Pentair Technical Solutions GmbH	Germany
Pentair Technical Solutions S.r.l.	Italy
Pentair Technical Solutions S.A.S	France
Pentair Technical Solutions Shanghai Co., Ltd.	China
Pentair Teknoloji Sistemleri Ticaret Limited Sirketi	Turkey
Pentair Thermal (Shanghai) Co., Ltd.	China
Pentair Thermal (Shanghai) Engineering Co., Ltd.	China
Pentair Thermal Management Belgium NV	Belgium
Pentair Thermal Management Canada Ltd.	Canada
Pentair Thermal Management France S.A.S	France
Pentair Thermal Management Germany GmbH	Germany
Pentair Thermal Management Holdings B LLC	United States
Pentair Thermal Management Holdings Germany GmbH	Germany
Pentair Thermal Management Holdings LLC	United States
Pentair Thermal Management India Private Limited	India
Pentair Thermal Management Japan Co., Ltd.	Japan
Pentair Thermal Management Korea Ltd.	Korea, Republic of
Pentair Thermal Management KZ LLP	Kazakhstan
Pentair Thermal Management LLC	United States
Pentair Thermal Management Netherlands B.V.	Netherlands
Pentair Thermal Management Nordic AB	Sweden
Pentair Thermal Management Norway AS	Norway
Pentair Thermal Management Polska Sp. z.o.o.	Poland
Pentair Thermal Management Romania SRL	Romania
Pentair Thermal Management UK Limited	United Kingdom
Pentair Trading (Shanghai) Co., Ltd.	China
Pentair Transport, Inc.	United States
Pentair Tubing Limited	United Kingdom
Pentair UK Group Limited	United Kingdom
Pentair UK Holdings Limited	United Kingdom
Pentair Umwelttechnik GmbH	Germany
Pentair Valves & Controls (Sichuan) Co., Ltd.	China
Pentair Valves & Controls (Taiwan) Ltd.	Taiwan
Pentair Valves & Controls (Thailand) Ltd.	Thailand
Pentair Valves & Controls Africa (Pty) Ltd.	South Africa
Pentair Valves & Controls Argentina S.A.	Argentina
Pentair Valves & Controls Brasil Ltda.	Brazil
Pentair Valves & Controls Canada Inc.	Canada
Pentair Valves & Controls Chile S.A.	Chile
Pentair Valves & Controls Czech s.r.o.	Czech Republic
Pentair Valves & Controls de Mexico, S.A. de C.V.	Mexico
Pentair Valves & Controls del Uruguay S.A.	Uruguay
Pentair Valves & Controls Denmark A/S	Denmark
Pentair Valves & Controls France S.C.A. (10)	France
Pentair Valves & Controls Germany GmbH	Germany
Pentair Valves & Controls Hong Kong Limited	Hong Kong
Pentair Valves & Controls Hungary Ltd.	Hungary
Pentair Valves & Controls Italia S.r.l.	Italy
Pentair Valves & Controls Japan Co., Ltd.	Japan

Pentair Valves & Controls Malaysia Sdn. Bhd.	Malaysia
Pentair Valves & Controls Middle East, Inc.	United States
Pentair Valves & Controls Netherlands B.V.	Netherlands
Pentair Valves & Controls Peru S.A.	Peru
Pentair Valves & Controls Polska Sp. z.o.o.	Poland
Pentair Valves & Controls Singapore Pte Ltd.	Singapore
Pentair Valves & Controls South Africa (Pty) Ltd.	South Africa
Pentair Valves & Controls US LP	United States
Pentair Valves & Controls, LLC	United States
Pentair Valves and Controls India Private Limited (10)	India
Pentair Valves and Controls U.A.E., Inc. (9)	United States
Pentair Valves Limited	United Kingdom
Pentair Valvulas & Controles VZ, C.A.	Venezuela, Bolivarian Republic of
Pentair Verwaltungs GmbH and Co. KG	Germany
Pentair Water (Suzhou) Co. Ltd.	China
Pentair Water Asia Pacific Pte. Ltd.	Singapore
Pentair Water Australia (Pty) Ltd	Australia
Pentair Water Belgium BVBA	Belgium
Pentair Water Corp.	United States
Pentair Water do Brasil Ltda.	Brazil
Pentair Water France S.A.S	France
Pentair Water Group, Inc.	United States
Pentair Water Holdings (Pty) Ltd.	Australia
Pentair Water Holdings, LLC	United States
Pentair Water India Private Limited	India
Pentair Water Italy s.r.l.	Italy
Pentair Water Latinamérica S.A.	Argentina
Pentair Water Membraan Technologie B.V.	Netherlands
Pentair Water Middle East FZE	United Arab Emirates
Pentair Water New Zealand Limited	New Zealand
Pentair Water Operations Australia (Pty) Ltd.	Australia
Pentair Water Polska Sp. z.o.o	Poland
Pentair Water Pool and Spa, Inc.	United States
Pentair Water Proces Technologie Holding B.V.	Netherlands
Pentair Water Process Technology B.V.	Netherlands
Pentair Water Purification Systems (Shanghai) Co. Ltd.	China
Pentair Water South Africa (Pty) Ltd.	South Africa
Pentair Water Spain, S.L.	Spain
Pentair Water Treatment (OH) Company	United States
Pentair Water Treatment Company	United States
Pentair Water Treatment Private Limited	India
Pentair Water Valve (Shanghai) Co., Ltd.	China
Pentair Water, LLC	United States
Pentair Water-Mexico, S. de R.L. de C.V.	Mexico
Pentair Waterworks (Pty) Ltd.	South Africa
Pentair, Inc.	United States
Penwald Insurance Company	United States
PFAM, Inc.	United States
Plymouth Products, Inc.	United States
PNR Technical Solutions Finland Oy	Finland
Point Four Water Quality Technologies (Suzhou) Co., Ltd.	China
Porter-Cable de Mexico S.A. de C.V.	Mexico
Productos ERICO S.A.	Spain

PT Pentair Eurapipe Indonesia (11)	Indonesia
PT Pentair Indonesia	Indonesia
PTG Accessories Corp.	United States
Purification Valley C.V. (7)	Netherlands
Raychem HTS Limited	United Kingdom
SABO-Armaturen Service GmbH	Germany
Safety Systems UK Pte. Ltd.	Singapore
Sakhi-Raimondi Valves (India) Pvt Ltd. (10)	India
Schroff Co. Ltd. Taiwan	Taiwan
Schroff S.r.l.	Italy
Schroff Scandinavia AB	Sweden
Schroff UK Limited	United Kingdom
Seghers-Applied (Pty) Ltd.	Australia
Sempell GmbH	Germany
Seneca Enterprises Co.	United States
Servicios Tyco Internacional VE 1060, C.A.	Venezuela, Bolivarian Republic of
Spensall Engineering Limited	United Kingdom
Sta-Rite de Mexico, S.A. de C.V.	Mexico
Sta-Rite de Puerto Rico, Inc.	Puerto Rico
Sta-Rite Industries, LLC	United States
Steel Support Systems Limited	United Kingdom
Südmo (UK) Ltd.	United Kingdom
Taiwan Valve Co., Ltd.	Taiwan
Tracer Construction LLC	United States
Tracer Industries Canada Limited	Canada
Tracer Industries Management LLC	United States
Tracer Industries, Inc.	United States
Tupelo Real Estate, LLC	United States
TV&C GP Holding, LLC	United States
Tyco Sanmar Limited (12)	India
Tyco Thermal Controls Czech s.r.o.	Czech Republic
Urban Organics Pentair Group, LLC (13)	United States
Urban Organics Schmidt Real Estate Group, LLC	United States
Urban Organics St. Paul, LLC	United States
Voltea Ltd. (14)	United Kingdom
Webster Electric Company, LLC	United States
Westlock Controls Corporation	United States
Westlock Controls Holdings, Inc.	United States
Westlock Controls Limited	United Kingdom
Westlock Equipamentos de Controle Ltda.	Brazil
WICOR Industries Australia (Pty) Ltd.	Australia
X-Flow B.V.	Netherlands
Yabaida Electronics (Shenzhen) Company Limited	China

(1)	47% owned
(2)	50% owned
(3)	1% owned
(4)	99.94% owned
(5)	99.34% owned
(6)	4.81% owned
(7)	99% owned
(8)	70% owned
(9)	49% owned
(10)	99.99% owned
(11)	99.66% owned
(12)	40% owned
(13)	69.87% owned
(14)	10% owned